UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2006 (April 12, 2006)

DYNEGY INC.

DYNEGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Illinois Delaware	1-15659 0-29311	74-2928353 94-3248415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 507-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 12, 2006, Dynegy Holdings Inc. (“DHI”) completed the private offering of $750,000,000 aggregate principal amount of its 8.375% Senior Unsecured Notes due 2016 (the “Senior Unsecured Notes”) pursuant to the terms of a purchase agreement, dated as of March 29, 2006, by and among DHI and the several initial purchasers party thereto (the “Purchasers”).

The Senior Unsecured Notes are governed by the terms of the Indenture, originally dated as of September 26, 1996, as amended and restated as of March 23, 1998 and again as of March 14, 2001, by and between DHI and Wilmington Trust Company (as successor to JPMorgan Chase Bank, N.A.), as trustee, as supplemented by the First Supplemental Indenture, dated as of July 25, 2003, and by the Second Supplemental Indenture, dated as of April 12, 2006, setting forth the terms of the Senior Unsecured Notes (the “Second Supplemental Indenture” and the Indenture, as so amended and restated and supplemented, the “Indenture”). DHI will pay interest on the Senior Unsecured Notes on May 1 and November 1 of each year, beginning on November 1, 2006. The Senior Unsecured Notes, which are not redeemable at DHI’s option prior to maturity, will mature on May 1, 2016.

The Senior Unsecured Notes are senior unsecured obligations of DHI and rank equal in right of payment to all of DHI’s existing and future senior unsecured indebtedness, and are senior to all of DHI’s existing and any of its future subordinated indebtedness. DHI’s secured debt and its other secured obligations are effectively senior to the Senior Unsecured Notes to the extent of the value of the assets securing such debt or other obligations. None of DHI’s subsidiaries have guaranteed the Senior Unsecured Notes and, as a result, all of the existing and future liabilities of DHI’s subsidiaries are effectively senior to the Senior Unsecured Notes. Dynegy Inc., DHI’s parent company, also has not guaranteed the Senior Unsecured Notes, and the assets and operations that Dynegy Inc. owns through subsidiaries other than DHI do not support the Senior Unsecured Notes.

The Second Supplemental Indenture and the Indenture contain affirmative and negative covenants and customary events of default. Upon the occurrence of an event of default, the trustee under the Indenture or the holders of not less than 25% of the then-outstanding aggregate principal amount of the Senior Unsecured Notes may, upon written notice to DHI, declare all outstanding Senior Unsecured Notes to be due and payable immediately.

The Senior Unsecured Notes are being offered by the Purchasers only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, and outside the United States in accordance with Regulation S under the Securities Act. The Senior Unsecured Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction. Unless they are so registered, the Senior Unsecured Notes may be offered and sold only in transactions that are exempt from registration under the Securities Act and the applicable securities laws of other jurisdictions.

In connection with the issuance of the Senior Unsecured Notes, DHI and the Purchasers entered into, on April 12, 2006, a registration rights agreement, dated as of March 29, 2006 (the “Registration Rights Agreement”), pursuant to which DHI has agreed to offer to exchange the Senior Unsecured Notes for a new issue of substantially identical notes registered under the

Securities Act. In the event DHI breaches its obligations under the Registration Rights Agreement, DHI will be obligated to pay additional interest to holders of the Senior Unsecured Notes.

Copies of the Second Supplemental Indenture and the Registration Rights Agreement, attached hereto as Exhibits 4.1 and 4.2, respectively, are incorporated herein by reference.

DHI has used the net proceeds of the offering of the Senior Unsecured Notes, together with cash on hand, to purchase the $150.720 million in aggregate principal amount of its Second Priority Senior Secured Floating Rate Notes due 2008, the $614.000 million in aggregate principal amount of its 9.875% Second Priority Senior Secured Notes due 2010 and the $899.600 million in aggregate principal amount of its 10.125% Second Priority Senior Secured Notes due 2013 (such series of notes collectively, the “Second Priority Notes”) that were validly tendered pursuant to DHI’s previously announced tender offer and consent solicitation for the Second Priority Notes prior to Midnight, New York City time, on April 11, 2006, the expiration date of the tender offer and consent solicitation. The net proceeds of the offering of the Senior Unsecured Notes, together with cash on hand, were also used to pay related tender premiums. The total premiums paid on all Second Priority Notes validly tendered were approximately $199.103 million. The total accrued and unpaid interest paid on validly tendered Second Priority Notes was approximately $40.708 million.

A copy of the press release issued by Dynegy Inc. and DHI on April 12, 2006, attached hereto as Exhibit 99.1 and announcing the completion of DHI’s private offering of the Senior Unsecured Notes and the completion of DHI’s tender offer and consent solicitation for the Second Priority Notes, is incorporated herein by reference.

As previously reported, on March 28, 2006, DHI, in connection with its tender offer and consent solicitation for the Second Priority Notes, entered into a second supplemental indenture, dated as of March 28, 2006, by and among DHI, Dynegy Inc., as a guarantor, the other guarantors party thereto, Wilmington Trust Company, as trustee, and Wells Fargo Bank, N.A., as collateral trustee (the “SPN Supplemental Indenture”), supplementing the Indenture, dated as of August 11, 2003 (as supplemented by the First Supplemental Indenture, dated as of August 24, 2005, the “SPN Indenture”), pursuant to which the Second Priority Notes were issued.

The SPN Supplemental Indenture effects certain amendments to the SPN Indenture proposed in connection with the tender offer and consent solicitation, which eliminate substantially all of the restrictive covenants and eliminate or modify certain events of default and related provisions previously contained in the SPN Indenture. The SPN Supplemental Indenture also evidences and confirms the release of the liens on equity interests securing the obligations of DHI and the guarantors under the SPN Indenture proposed in connection with the tender offer and consent solicitation. These amendments and lien releases became operative on April 12, 2006.

A copy of the SPN Supplemental Indenture, filed as Exhibit 4.3 hereto, is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

(a)	See Item 1.01 which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On April 12, 2006, Dynegy Inc. and DHI issued a press release announcing the completion of DHI’s private offering of the Senior Unsecured Notes and the completion of DHI’s tender offer and consent solicitation for the Second Priority Notes. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Second Supplemental Indenture, dated as of April 12, 2006, to that certain Indenture, originally dated as of September 26, 1996, as amended and restated as of March 23, 1998 and again as of March 14, 2001, by and between Dynegy Holdings Inc. and Wilmington Trust Company (as successor to JPMorgan Chase Bank, N.A.), as trustee, as supplemented by that certain First Supplemental Indenture, dated as of July 25, 2003

4.2	Registration Rights Agreement, dated as of April 12, 2006, by and among Dynegy Holdings Inc. and the several initial purchasers party thereto

4.3	Second Supplemental Indenture, dated as of March 28, 2006, by and among Dynegy Holdings Inc., the guarantors party thereto, Wilmington Trust Company, as trustee, and Wells Fargo Bank, N.A., as collateral trustee, supplementing the Indenture, dated as of August 11, 2003 (as supplemented by the Supplemental Indenture, dated as of August 24, 2005), pursuant to which the Second Priority Senior Secured Floating Rate Notes due 2008, 9.875% Second Priority Senior Secured Notes due 2010 and 10.125% Second Priority Senior Secured Notes due 2013 of Dynegy Holdings Inc. were issued (filed as Exhibit 4.1 to the Current Report on Form 8-K of Dynegy Inc. and Dynegy Holdings Inc. filed with the Commission on March 29, 2006 and incorporated herein by reference)

99.1	Press release by Dynegy Inc. and Dynegy Holdings Inc., dated April 12, 2006, announcing the completion of Dynegy Holdings Inc.’s previously announced private offering of $750 million aggregate principal amount of its 8.375% Senior Unsecured Notes due 2016 and the completion of Dynegy Holdings Inc.’s previously announced tender offer and consent solicitation with respect to its Second Priority Senior Secured Floating Rate Notes due 2008, 9.875% Second Priority Senior Secured Notes due 2010 and 10.125% Second Priority Senior Secured Notes due 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Date: April 12, 2006	By:	/s/ J. Kevin Blodgett
	Name:	J. Kevin Blodgett
	Title:	General Counsel, EVP, Administration & Secretary

DYNEGY HOLDINGS INC.
(Registrant)

Date: April 12, 2006	By:	/s/ J. Kevin Blodgett
	Name:	J. Kevin Blodgett
	Title:	General Counsel, EVP, Administration & Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1	Second Supplemental Indenture, dated as of April 12, 2006, to that certain Indenture, originally dated as of September 26, 1996, as amended and restated as of March 23, 1998 and again as of March 14, 2001, by and between Dynegy Holdings Inc. and Wilmington Trust Company (as successor to JPMorgan Chase Bank, N.A.), as trustee, as supplemented by that certain First Supplemental Indenture, dated as of July 25, 2003

4.2	Registration Rights Agreement, dated as of April 12, 2006, by and among Dynegy Holdings Inc. and the several initial purchasers party thereto

4.3	Second Supplemental Indenture, dated as of March 28, 2006, by and among Dynegy Holdings Inc., the guarantors party thereto, Wilmington Trust Company, as trustee, and Wells Fargo Bank, N.A., as collateral trustee, supplementing the Indenture, dated as of August 11, 2003 (as supplemented by the Supplemental Indenture, dated as of August 24, 2005), pursuant to which the Second Priority Senior Secured Floating Rate Notes due 2008, 9.875% Second Priority Senior Secured Notes due 2010 and 10.125% Second Priority Senior Secured Notes due 2013 of Dynegy Holdings Inc. were issued (filed as Exhibit 4.1 to the Current Report on Form 8-K of Dynegy Inc. and Dynegy Holdings Inc. filed with the Commission on March 29, 2006 and incorporated herein by reference)

99.1	Press release by Dynegy Inc. and Dynegy Holdings Inc., dated April 12, 2006, announcing the completion of Dynegy Holdings Inc.’s previously announced private offering of $750 million aggregate principal amount of its 8.375% Senior Unsecured Notes due 2016 and the completion of Dynegy Holdings Inc.’s previously announced tender offer and consent solicitation with respect to its Second Priority Senior Secured Floating Rate Notes due 2008, 9.875% Second Priority Senior Secured Notes due 2010 and 10.125% Second Priority Senior Secured Notes due 2013